Exhibit 99.2

March 21, 2023 Preliminary Results of the Post-Market Phase of the BeAT-HF Randomized Clinical Trial

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BeAT-HF Executive Steering Committee: Michael R. Zile JoAnn Lindenfeld Fred A. Weaver Faiez Zannad William T. Abraham Baroreflex Activation Therapy (BAT) in Patients with Heart Failure and a Reduced Ejection Fraction (BeAT-HF) Trial: Long – Term Outcomes Study Sponsor: CVRx

Within the past 12 months, I or my spouse/partner have had a financial interest/arrangement or affiliation with the organization(s) listed below. Affiliation/Financial Relationship Company Grant/Research Support NHLBI, VA, DOD Consulting Fees/Honoraria Abbott, Boston Scientific, CVRx, Corvia, Edwards, EBR, Lilly, Medtronic, Merck, Novartis, Vectorious, V Wave Major Stock Shareholder/Equity None Royalty Income None Ownership/Founder None Intellectual Property Rights None Other Financial Benefit None Disclosure Statement of Financial Interest Faculty disclosure information can be found on the app

Baroreflex Activation Therapy (BAT) Device (Barostim)



Carotid Sinus Lead

- Extravascular
- 2 mm electrode
- Unipolar design



IPG

- 5 year longevity
- Personalized therapy
- Average programming at 6 Mo:
    - 8.4 mA amplitude
    - 107 ms duration
    - 43 pps frequency




Baroreceptor Stimulation
Parasympathetic Activity
Sympathetic Activity
Heart Rate
Remodeling
Diuresis
Renin Secretion
Vasodilation
Blood Pressure

Prospective, multicenter, randomized, 2-arm, parallel-group, open-label with blinded evaluation trial Groups: - BAT plus optimal medical management (BAT group) - Optimal medical management alone (Control group) Sites: 103 US centers and 5 United Kingdom centers Eligibility criteria: - NYHA Class III or Class II (with a recent history of Class III) - Left ventricular EF ≤ 35% - 6MHW 150 – 400 m - HF Hospitalization or NT-proBNP > 400 - Stable optimal medical management ≥ 4 weeks - No Class of Recommendation I indication for CRT - NT-proBNP < 1600 pg/ml Designated by FDA as Breakthrough Device in HFrEF BeAT-HF Trial Design

Pre-Market Phase (n=264) Primary endpoint @ 6 months: • Exercise capacity improvement (6MHW) • Quality-of-life improvement (MLWHQ) • NYHA class improvement • Reduction in NT-proBNP Control 134 BAT 130 Post-Market Phase (additional n=59) Primary endpoint: CV mortality and HF morbidity Pre-specified additional endpoints: • Hierarchical composite Win Ratio Analysis • All-cause mortality • Durability of safety • Durability of patient-centered symptoms Control 26 BAT 33 Using an Intention-to-treat analysis, 323 randomized patients, experienced 332 primary events over a 1036 patient-year of follow-up, with median 3.6 years/patient Control 134 + 26 = 160 BAT 130 + 33 = 163 FDA Approval August 2019 improvement of heart failure symptoms BeAT-HF Trial Design

Baseline Characteristics BAT (n=163) Control (n=160) Age at Screening (years) 63 ± 11 63 ± 10 Female 28 (17.2%) 35 (21.9%) Race White 120 (73.6%) 116 (72.5%) Black or African American 29 (17.8%) 24 (15.0%) Asian 3 (1.8%) 2 (1.3%) Other/Unknown 11 (6.7%) 18 (11.3%) SBP (mmHg) 120 ± 16 121 ± 16 DBP (mmHg) 74 ± 10 73 ± 10 HR (bpm) 75 ± 10 75 ± 11 BMI (kg/m2) 31 ± 5 31 ± 5 eGFR 62.5 ± 16.3 61.1 ± 18.9 NYHA: Class III 155 (95.1%) 151 (94.4%) LVEF (%) 27 ± 6 28 ± 6 6 Minute Walk (m) 314 ± 66 300 ± 71 QOL 53 ± 24 51 ± 24 NT-proBNP (pg/mL) 736 (474, 1057) 704 (442, 1044) LBBB 4 (2.5%) 2 (1.3%) At Least One HF Hospitalization 66 (40.5%) 79 (49.4%) Number of HF Hospitalizations 0.6 ± 0.9 0.7 ± 0.8 BeAT-HF Baseline Characteristics No significant difference between BAT and Control

Baseline Characteristics BAT (n=163) Control (n=160) Coronary Heart Disease Coronary Artery Disease 104 (63.8%) 107 (66.9%) Myocardial Infarction 89 (54.6%) 97 (60.6%) CABG 35 (21.5%) 44 (27.5%) PCI 72 (44.2%) 72 (45.0%) Cardiac Arrhythmia Bradycardia 19 (11.7%) 18 (11.3%) Tachycardia 54 (33.1%) 56 (35.0%) Atrial Fibrillation 53 (32.5%) 66 (41.3%) Stroke or TIA 29 (17.8%) 37 (23.1%) Chronic Kidney Disease 45 (27.6%) 43 (26.9%) Diabetes Type I 0 (0.0%) 2 (1.3%) Type II 74 (45.4%) 80 (50.0%) No significant difference between BAT and Control BeAT-HF Baseline Characteristics

Baseline Medications BAT (n=163) Control (n=160) Number of Meds 4.0 ± 1.3 4.1 ± 1.5 ACE-I / ARB / ARNI 143 (88%) 129 (81%) ARNI 57 (35%) 43 (27%) Beta-Blocker 152 (93%) 147 (92%) MRA 74 (45%) 64 (40%) SGLT2i 1 (0.6%) 0 (0%) Diuretic 138 (85%) 139 (87%) Ivabradine 4 (2.5%) 9 (5.6%) ICD 125 (77%) 127 (79%) Pacemaker (non-ICD) 3 (1.8%) 2 (1.3%) CRT 4 (2.5%) 5 (3.1%) Other cardiac device (e.g., CardioMEMS) 8 (4.9%) 4 (2.5%) No significant difference between BAT and Control BeAT-HF Baseline HF Treatment

Cardiovascular (CV) Mortality And Heart Failure (HF) Morbidity • Assessed using a negative binomial model • Includes recurrent HF morbidity events • Pre-specified event–driven (n=320 events minimum) CV Mortality: • Cardiovascular deaths • LVAD and heart transplants HF Morbidity: • Non-elective HF hospitalization • HF emergency room visit Primary Endpoint • Hierarchical composite analysis using Win Ratio • All-cause mortality • Durability of safety • Durability of improved patient-centered symptom status • Quality of Life (MLWHFQ) • Exercise Capacity (6MHWD) • Functional Status (NYHA Class) Pre-specified additional endpoints Study Endpoints

Description Composite CV Mortality and HF Morbidity Rate Ratio = 0.94 CV Mortality (CV death, LVAD, heart transplant) Hazard Ratio = 0.73 HF Morbidity (Heart failure hospitalization, ER/ED visit) Rate Ratio = 1.08 All-cause Mortality (death, LVAD, heart transplant) Hazard Ratio = 0.66 Hierarchical Win Ratio (CV mortality, HF morbidity, QOL) Win Ratio = 1.26 Related MANCE-free Rate* *Major Adverse Neurologic and Cardiac Events 96.9% Quality of Life – MLWHF (6 / 12 / 24 Month) -13 / -8 / -10 Exercise Capacity – 6MHW (6 / 12 Month) +55 / +44 Functional Status – NYHA Class % Improved (6 / 12 / 24 Month) 30% / 32% / 27% Primary endpoint Additional Analyses Long-term Safety Long-term Symptom Improvement BeAT-HF Summary of Key Evidence 1.0 2.0 1.0 0.1 Favors CONTROL Favors BAT 0.1 2.0 70% 100% +20 pts -20 pts -60 m +60 m 85% 0 pts 0 m -50% 0% +50% 2.0 1.0 0.1

No statistically significant difference between BAT and Control 0 0.5 1 1.5 2 0 1 2 3 4 RR* 0.94 (95% CI 0.57, 1.57); p=0.82 Control BAT BAT: N = 163 151 140 100 61 Control: N = 160 141 121 87 51 years Primary Composite Endpoint: CV Mortality and HF Morbidity Cumulative events per patient* * Cumulative events per patient and rate ratio (RR) of treatment / control and 95% confidence interval estimated by negative binomial method

0 0.2 0.4 0.6 0.8 1 1.2 1.4 1.6 1.8 2 0 1 2 3 4 0.00 0.05 0.10 0.15 0.20 0.25 0.30 0.35 0.40 0 1 2 3 4 HR 0.73 (CI 95% 0.46, 1.17) nominal p=0.19 RR 1.08 (CI 95% 0.63, 1.84) nominal p=0.78 Control BAT Control BAT Event rate per 100 years (events / patient-years at risk) BAT Control CV Mortality 5.8 (32 / 544) 7.9 (39 / 492) HF Morbidity 26.6 (145 / 544) 23.6 (116 / 492) Components of Primary Endpoint Cumulative CV Mortality Event Rate BAT: N = 163 151 140 100 61 Control: N = 160 141 121 87 51 Cumulative HF Morbidity Event Rate BAT: N = 163 151 140 100 61 Control: N = 160 141 121 87 51 No statistically significant difference between BAT and Control

Hierarchical Composite Using Win Ratio Analysis

Rationale:

- CV Mortality + HF Morbidity: 40% of patients contributed to the end point
- Win ratio: 100% of patients contribute to the end point
- Used in many recent heart failure randomized controlled trial, drugs and devices



Each BAT patient (n=163)
vs.
Each Control patient (n=160)
Total Patient Pairs
n = 26,080
CV Death
Did one patient survive longer vs. the other?
LVAD/ Transplant
Did one patient avoid LVAD or transplant vs. the other?
HF Hospitalization
Did one patient have fewer hospitalizations vs. the other?
Quality of Life
Did one patient have better symptomatic outcomes vs. the other?
No
Yes
Winner
Tie

$$\text{Win Ratio} = \frac{\text{Total wins for BAT}}{\text{Total wins for Control}}$$

Stats: Finkelstein - Schoenfeld

Win Ratio = 1.26 (1.02, 1.58) nominal p-value = 0.04 BAT Control BAT Control 0 5000 10000 15000 Total Total Wins Hierarchical Composite Using Win Ratio Analysis 0 5000 10000 15000 Total Mortality Morbidity Symptoms CV Mortality 34% HF Morbidity 30% Quality of Life 37% * Sensitivity Test (All time M&M + 24 Month QOL) Win Ratio = 1.34 (95% CI 1.07, 1.68); nominal p=0.01 CV Mortality HF Morbidity QOL BAT CONTROL

0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0 1 2 3 4 HR 0.662 (95% CI 0.435, 1.007); nominal p=0.054 Freedom from all-cause death, LVAD and transplant BAT N = 163 151 140 100 61 CONTROL N = 160 141 121 87 51 BAT resulted in a 34% reduction in relative risk Control BAT Event rate per 100 years (events / patient-years at risk) BAT Control All-cause deaths, LVAD, Heart Transplants 7.0 (38 / 544) 10.4 (51 / 492) * Curves estimated using Kaplan-Meier method. Hazard ratio and p-value from Cox proportional hazards model. Freedom From All-cause Death, LVAD, and Transplant

Number of Subjects Number of Subjects MANCE-Free MANCE-Free Rate One-Sided 95% Lower Bound P-value** 159 154 96.9% 93.5% <0.001 Durable Safety Profile: MANCE* (Major Adverse Neurological or Cardiovascular system or procedure-related event rate) Device was surgically implanted in an outpatient procedure, totally extravascular * Major Adverse Neurological or Cardiovascular system or procedure-related event rate **Clopper-Pearson exact binomial method. One-sided hypothesis test p-value versus 85% performance goal.

6 months 12 months 24 months Durable Improvement in Quality of Life (MLWHF) *Statistics are estimated mean improvement and 95% confidence interval from repeated measures model **From generalized estimating equation repeated measures model with covariate for baseline value -19.8 -17 -18 -6.3 -8.6 -8 -13.5 -8.4 -10 -25 -20 -15 -10 -5 0 BAT Control Diff** BAT Control Diff** BAT Control Diff** Clinically Meaningful Group Difference -5 points Quality of Life (MLWHF)* (Change from Baseline) (Improved) **nominal p-value < 0.001 for between group differences at all time points No statistical differences in effect size across time points

*Statistics are estimated mean improvement and 95% confidence interval from repeated measures model **From generalized estimating equation repeated measures model with covariate for baseline value 46.8 40.6 -8.7 -3 55.5 43.5 -40 -20 0 20 40 60 80 6 months 12 months BAT Control Diff** BAT Control Diff** Clinically Meaningful Group Difference + 25 meters Exercise Capacity (6 Minute Hall walk Distance)* (Change from Baseline) Durable Improvement in Exercise Capacity (6MHWD) (Improved) **nominal p-value < 0.001 for between group differences at all time points No statistical differences in effect size across time points

66.6% 72.7% 68.0% 36.8% 40.8% 41.1% 29.8% 31.9% 26.9% 0% 10% 20% 30% 40% 50% 60% 70% 80% Durable Improvement in Functional Status (NYHA Class) 6 months 12 months 24 months NYHA Class* (% of Patients Improved by at least one class) *nominal p-value < 0.001 for between group differences at all time points No statistical differences in effect size across time points *Statistics are estimated proportion and 95% confidence interval from repeated measures model **From generalized estimating equation repeated measures model with covariate for baseline value

Totality of Data Favors BAT BeAT-HF Summary of Key Evidence Description Composite CV Mortality and HF Morbidity Rate Ratio = 0.94 CV Mortality (CV death, LVAD, heart transplant) Hazard Ratio = 0.73 HF Morbidity (Heart failure hospitalization, ER/ED visit) Rate Ratio = 1.08 All-cause Mortality (death, LVAD, heart transplant) Hazard Ratio = 0.66 Hierarchical Win Ratio (CV mortality, HF morbidity, QOL) Win Ratio = 1.26 Related MANCE-free Rate* *Major Adverse Neurologic and Cardiac Events 96.9% Quality of Life – MLWHF (6 / 12 / 24 Month) -13 / -8 / -10 Exercise Capacity – 6MHW (6 / 12 Month) +55 / +44 Functional Status – NYHA Class % Improved (6 / 12 / 24 Month) 30% / 32% / 27% Primary endpoint Additional Analyses Long-term Safety Long-term Symptom Improvement 1.0 2.0 1.0 0.1 Favors CONTROL Favors BAT 0.1 2.0 70% 100% +20 pts -20 pts -60 m +60 m 85% 0 pts 0 m -50% 0% +50% 2.0 1.0 0.1

Conclusion Totality of evidence indicates that BAT is a safe, effective and durable treatment for patients with heart failure with reduced ejection fraction

CVRx-Sponsored Lunch Symposium at 12:15 – 1:15 pm Grand Ballroom A-B, Concourse Level an in-depth discussion on the findings from BeAT-HF and potential confounders (COVID-19, Medications) and real-world experience using Barostim Presented by: • William T. Abraham • JoAnn Lindenfeld • Patrick J. McCann • Michael R. Zile Additional Excerpts from the Symposium

Clinical Stability Analysis *

Improved:
- Subject does not meet any worsening category AND
- Fewer HF hospitalizations in 12 months post-enrollment vs 12 months pre-enrollment,
- OR improved NYHA class at 12 months vs. baseline;

Same:
- Neither worsened nor improved
- AND evaluable for both HF hospitalizations and NYHA;

Worsened:
- Died prior to 12 months,
- OR more HF hospitalizations in 12 months post-enrollment as compared to 12 months pre-enrollment,
- OR higher NYHA class at 12 months vs. baseline

Proportional Odds = 1.917 (1.206, 3.227)
nominal p-value = 0.009


Worsened
Same
Improved
11.8%
12.4%
75.8%
13.8%
26.2%
60.0%
BAT
Control

*** Similar to that used in: Packer et al, Circulation. 2021;143:326–336, EMPEROR-Reduced Trial**

Win Ratio = 1.26 (1.02, 1.58) nominal p-value = 0.04 BAT Control BAT Control 0 5000 10000 15000 Total Total Wins Hierarchical Composite Using Win Ratio Analysis 0 5000 10000 15000 Total Mortality Morbidity Symptoms CV Mortality 34% HF Morbidity 30% Quality of Life 37% * Sensitivity Test (All time M&M + 24 Month QOL) Win Ratio = 1.34 (95% CI 1.07, 1.68); nominal p=0.01 CV Mortality HF Morbidity QOL BAT CONTROL

0 5000 10000 15000 Total All Mortality HF Morbidity Quality of Life Win Ratio = 1.27 (1.02, 1.59) nominal p-value = 0.04 Total Wins All Mortality, 41% HF Morbidity, 24% Quality of Life, 35% BAT CONTROL Sensitivity Analysis – All-Cause Mortality Win Ratio

0 0.5 1 1.5 2 0 1 2 3 4 RR* 0.94 (95% CI 0.57, 1.57); p=0.82 Control BAT BAT: N = 163 151 140 100 61 Control: N = 160 141 121 87 51 years Primary Composite Endpoint: CV Mortality and HF Morbidity Cumulative events per patient* * Cumulative events per patient and rate ratio (RR) of treatment / control and 95% confidence interval estimated by negative binomial method No statistically significant difference between BAT and Control

0 0.2 0.4 0.6 0.8 1 0 1 2 24 Months: RR* 0.82 (95% CI 0.43, 1.57) Control BAT BAT: N = 163 151 140 Control: N = 160 141 121 years Primary Composite Endpoint at 12 and 24 Months Cumulative events per patient* * Cumulative events per patient and rate ratio (RR) of treatment / control and 95% confidence interval estimated by negative binomial method 12 Months: RR* 0.76 (95% CI 0.35, 1.66) -18% -24%

0 0.05 0.1 0.15 0.2 0.25 1-Jan-17 1-Jan-18 1-Jan-19 1-Jan-20 31-Dec-20 474 PATIENT-YEAR OF FOLLOW-UP (46%) 249 PATIENT-YEAR OF FOLLOW-UP (24%) 313 PATIENT-YEAR HF morbidity rate per patient OF FOLLOW-UP (30%) -year * *Normalized by total patient-years of follow-up per arm (BAT: 544 patient-years, Control: 492 patient-years) 787 PATIENT-YEAR OF FOLLOW-UP (76%) OUTSIDE 2020 249 PATIENT-YEAR OF FOLLOW-UP (24%) DURING 2020 Control BAT Impact of COVID-19 Pandemic on HF Morbidity

Potential Confounder: Impact of COVID Pandemic Time Period BAT † Control† 2020 0.28 0.07 2016, 2017, 2018, 2019, 2021, 2022 0.26 0.29 † Number of hospitalizations or emergency department visits for heart failure per patient-year of follow-up Heart Failure Morbidity • COVID definitely impacted the results of the study. • The COVID impact was differentially expressed more in the control group than in the BAT group. • Why COVID has these differential effects has not been thoroughly investigated yet. • Whether and to what extent COVID acted to limit our ability to identify an effect of BAT on the HF Morbidity awaits further analysis.

Totality of Data Favors BAT BeAT-HF Summary of Key Evidence Description Composite CV Mortality and HF Morbidity Rate Ratio = 0.94 CV Mortality (CV death, LVAD, heart transplant) Hazard Ratio = 0.73 HF Morbidity (Heart failure hospitalization, ER/ED visit) Rate Ratio = 1.08 All-cause Mortality (death, LVAD, heart transplant) Hazard Ratio = 0.66 Hierarchical Win Ratio (CV mortality, HF morbidity, QOL) Win Ratio = 1.26 Related MANCE-free Rate* *Major Adverse Neurologic and Cardiac Events 96.9% Quality of Life – MLWHF (6 / 12 / 24 Month) -13 / -8 / -10 Exercise Capacity – 6MHW (6 / 12 Month) +55 / +44 Functional Status – NYHA Class % Improved (6 / 12 / 24 Month) 30% / 32% / 27% Primary endpoint Additional Analyses Long-term Safety Long-term Symptom Improvement 1.0 2.0 1.0 0.1 Favors CONTROL Favors BAT 0.1 2.0 70% 100% +20 pts -20 pts -60 m +60 m 85% 0 pts 0 m -50% 0% +50% 2.0 1.0 0.1

Conclusion Totality of evidence indicates that BAT is a safe, effective and durable treatment for patients with heart failure with reduced ejection fraction

34 The post-market phase of BeAT-HF confirmed the long-term durability of safety and symptomatic improvements, and the sustainability of the extent of the improvements. The reduction of all-cause death, LVAD and heart transplant is meaningful (34% reduction, nominal p-value 0.054). The pre-specified hierarchical composite endpoint was well balanced, and demonstrated meaningful benefit (Win ratio = 1.26, nominal p-value=0.04), stable over multiple sensitivity analyses Key takeaways Barostim is currently FDA-approved for the improvement of heart failure symptoms based on the pre-market phase of BeAT-HF at 6 months.

35 One or more manuscripts will be written by the executive steering committee for submission to peer-reviewed journals The PMA Clinical report is being prepared by CVRx to be submitted to FDA, to seek an expansion of the labeling, commensurate with the recommendation of the Executive Steering Committee of BeAT-HF. We agree with the committee that the totality of evidence supports the use of Barostim as a Treatment for heart failure Next steps

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